SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: August 24, 2000
---------------------------------
(Date of earliest event reported)

Commission File No.:  333-65481





                    Wells Fargo Asset Securities Corporation
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        Delaware                                            52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                          Identification No.)



7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



                      Norwest Asset Securities Corporation
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM  5.    Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------

     (99)                                       Collateral Term Sheets
                                                prepared by Lehman
                                                Brothers Inc.
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2000-5

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


August 24, 2000

                                   By:  /s/ Alan S. McKenney
                                       -----------------------------------------
                                        Alan S. McKenney
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                    E
                        prepared by Lehman
                        Brothers Inc.
                        in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2000-5